Exhibit 99.3

AMENDMENT TO
EXCLUSIVE MASTER SUPPLY AGREEMENT

This AMENDMENT TO EXCLUSIVE MASTER SUPPLY AGREEMENT is entered into as of the 19th day of May, 2016, between Solar Solutions and Distribution LLC, a Colorado limited liability company (“Seller”), and Real Goods Solar, Inc., a Colorado limited liability company (“Buyer”).

RECITALS

1.          Buyer and Seller entered into that Exclusive Master Supply Agreement dated the 29th date of April 2015 (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented, extended or otherwise modified, collectively, the “Contract”; all capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms under the Contract).

2.          Buyer as a Borrower and Seller as Lender are parties to that certain Amended and Restated Loan and Security Agreement dated March 30, 2016 (the “Loan Agreement”).

3.          Under the Loan Agreement, Buyer and Seller agreed to amend the Contract to provide that each invoice provided by Seller under the Contract shall be due immediately upon Buyer’s receipt of such invoice and the parties desire to amend the Contract accordingly.

4.          The parties also desire to extend the term of the Contract and to modify the Listed Products.

5.          Buyer and Seller now desire to amend the Contract pursuant to the terms set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the promises, covenants, and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Section 2.1 of the Contract is hereby deleted and replaced in its entirety with the following:

The term of the Agreement shall be from the Effective Date until the expiration or termination of the Loan Agreement (the “Term”), unless terminated sooner by either Party pursuant to the terms and conditions of this Agreement. This Agreement shall apply to all of Buyer’s pending orders from Seller within thirty (30) days prior to the Effective Date.

2.          Section 4.2 of the Contract is hereby deleted and replaced in its entirety with the following:

Invoices shall be prepared and electronically transmitted to Buyer within one (1) business day of each shipment of the Products. Each invoice shall be dated as of the date of its shipment date to Buyer. Each invoice shall be due immediately after transmission of the invoice to Buyer. If not paid in cash immediately, each invoice will be paid under the Loan Agreement and shall be governed by the terms and interest of the Loan Agreement.

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3.          Exhibit A of the Contract is hereby deleted and replaced in its entirety with the Exhibit A attached hereto and incorporated herein by this reference.

4.          Other Terms Unchanged. Except as expressly modified hereby, the terms and provisions of the Contract shall remain unchanged and in full force and effect.

5.          Other Documents. Buyer and Seller agree to execute any other documents which may be necessary to carry out the intentions of the parties hereunder and under the Contract.

6.          Counterparts; Fax Signatures. This Amendment may be executed in counterparts, and all counterparts when taken together shall constitute one and the same original agreement. Executed counterparts of this Amendment delivered by e-mail shall be deemed an original counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and effective as of the date first above written.

BUYER:

REAL GOODS SOLAR, INC.

By:
Dennis Lacey, Chief Executive Officer

SELLER:

SOLAR SOLUTIONS AND DISTRIBUTION, LLC

By:
DJ Alemayehu, Managing Director

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EXHIBIT A

ITEM #	DESCRIPTION	RGS PRICE	LEAD TIME
UNIRAC
004008C	TILE HOOK TOP MOUNT, AL		3 WEEKS
004010D	UNIRAC FLAT FLASHING		3 WEEKS
004013C	FLASHING 18X18 OATEY 12836 AL		3 WEEKS
004015C	FLASHING OATEY 12920 AL		3 WEEKS
004300C	STANDOFF 3" 2 PIECE AL, CLR		3 WEEKS
004300D	STANDOFF 3" 2 PIECE AL, DRK		3 WEEKS
004400C	STANDOFF 4" 2 PIECE AL, CLR		3 WEEKS
004400D	STANDOFF 4" 2 PIECE AL, DRK		3 WEEKS
004600C	STANDOFF 6" 2 PIECE AL, CLR		3 WEEKS
004600D	STANDOFF 6" 2 PIECE AL, DRK		3 WEEKS
004700C	STANDOFF 7" 2 PIECE AL, CLR		3 WEEKS
004700D	STANDOFF 7" 2 PIECE AL, DRK		3 WEEKS
008002S	GROUND WEEBLUG #1		3 WEEKS
008003S	ONE WIRE CLIP, SS, DCS 1306		3 WEEKS
008004S	TWO WIRE CLIP, SS, DCS 1307		3 WEEKS
008009P	ILSCO LAY IN LUG		3 WEEKS
008011S	UNIRAC MICRO MNT BND T-BOLT 1/4"X1" SS - NEW		3 WEEKS
008012P	MICRO WIRE MGT CLIP UV PLSTC		3 WEEKS
009010S	SPLICE TEK SCRW #12-14X3/4" SS		3 WEEKS
009020S	BND T-BOLT&NUT 3/8" X 3/4" SS		3 WEEKS
202000D	SF ENDCAPS, THREADED		3 WEEKS
202001C	SF CAPSTRIP, 192", C, CLR		3 WEEKS
202001D	SF CAPSTRIP, 192", C, DRK		3 WEEKS
202002C	SF CAPSTRIP, 192", D, CLR		3 WEEKS
202002D	SF CAPSTRIP, 192", D, DRK		3 WEEKS
202003C	SF CAPSTRIP, 192", E, CLR		3 WEEKS
202003D	SF CAPSTRIP, 192", E, DRK		3 WEEKS
202004C	SF CAPSTRIP, 192", F, CLR		3 WEEKS
202004D	SF CAPSTRIP, 192", F, DRK		3 WEEKS
209000C	SF CAP SCREW, 1/4 X 3/4" CLR		3 WEEKS
209000D	SF CAP SCREW, 1/4 X 3/4" DRK		3 WEEKS
209001C	SF CAP SCREW, 1/4 X 1", CLR		3 WEEKS
209001D	CAP SCREW, 1/4 X 1", DRK		3 WEEKS
209002C	SF CAP SCREW, 1/4 X 1.25", CLR		3 WEEKS
209002D	SF CAP SCREW, 1/4 X 1.25", DRK		3 WEEKS
209003C	SF CAP SCREW, 1/4 X 1.5", CLR		3 WEEKS
209003D	SF CAP SCREW, 1/4 X 1.5", DRK		3 WEEKS
210192C	SF RAIL 192", THREADED, CLR		3 WEEKS
210192D	SF RAIL 192", THREADED, DRK		3 WEEKS
302000C	SM BOTTOM UP CLIPS W/HDW, CLR		3 WEEKS
302002C	SM ENDCLAMP B, W/HDW, CLR		3 WEEKS
302002D	UNIRAC SM ENDCLAMP B, W/HDW, DRK (Dark, fits Module Thickness 30-32mm/1.18-1.26" 2" Bolt)		3 WEEKS
302003C	SM ENDCLAMP C, W/HDW, CLR		3 WEEKS
302003D	SM ENDCLAMP C, W/HDW, DRK		3 WEEKS
302004C	SM ENDCLAMP D, W/HDW, CLR		3 WEEKS
302004D	SM ENDCLAMP D, W/HDW, DRK		3 WEEKS

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302005C	SM ENDCLAMP E, W/HDW, CLR	3 WEEKS
302005D	SM ENDCLAMP E, W/HDW, DRK	3 WEEKS
302006C	SM ENDCLAMP F, W/HDW, CLR	3 WEEKS
302006D	SM ENDCLAMP F, W/HDW, DRK	3 WEEKS
302008C	SM ENDCLAMP J, W/HDW, CLR	3 WEEKS
302008D	SM ENDCLAMP J, W/HDW, DRK	3 WEEKS
302009C	SM ENDCLAMP K, W/HDW, CLR	3 WEEKS
302009D	UNIRAC SM ENDCLAMP K, W/HDW, DRK (Dark, fits Module Thickness 39-41mm/1.54-1.61" 2.5" Bolt)	3 WEEKS
302021C	UNIRAC SM ENDCLAMP B CLR AL (30-32MM) 2" BOLT - NEW	3 WEEKS
302021D	UNIRAC SM ENDCLAMP B DRK AL (30-32MM) 2" BOLT - NEW	3 WEEKS
302022C	UNIRAC SM ENDCLAMP C CLR AL (34-36MM) 2" BOLT - NEW	3 WEEKS
302022D	UNIRAC SM ENDCLAMP C DRK AL (34-36MM) 2" BOLT - NEW	3 WEEKS
302023C	SM ENDCLAMP D CLR AL	3 WEEKS
302023D	SM ENDCLAMP D DRK AL	3 WEEKS
302024C	SM ENDCLAMP E CLR AL	3 WEEKS
302024D	SM ENDCLAMP E DRK AL	3 WEEKS
302025C	SM ENDCLAMP F CLR AL	3 WEEKS
302025D	SM ENDCLAMP F DRK AL	3 WEEKS
302026C	SM ENDCLAMP K CLR AL	3 WEEKS
302026D	SM ENDCLAMP K DRK AL	3 WEEKS
302027C	UNIRAC SM BND MIDCLAMP BC SS (30-36MM) 2" BOLT - NEW	3 WEEKS
302027D	UNIRAC SM BND MIDCLAMP BC DRK SS (30-36MM) 2" BOLT - NEW	3 WEEKS
302028C	SM BND MIDCLAMP EF SS	3 WEEKS
302028D	SM BND MIDCLAMP EF DRK SS	3 WEEKS
302029C	SM BND MIDCLAMP DK SS	3 WEEKS
302029D	SM BND MIDCLAMP DK DRK SS	3 WEEKS
302101C	SM MIDCLAMP,ABCDK,HDW,CLR (Clear fits Module Thickness 24-41mm/.94-1.61" 2" Bolt)	3 WEEKS
302101D	UNIRAC SM MIDCLAMP,ABCDK,HDW,DRK (Dark fits Module Thickness 24-41mm/.94-1.61" 2" Bolt)	3 WEEKS
302103C	SM MID CLAMP, EFJ, W/HDW, CLR	3 WEEKS
302104D	SM MID CLAMP, EFJ, W/HDW, DRK (Dark fits Module Thickness 41-52mm/1.61-2.05" 2" Bolt)	3 WEEKS
303001C	UNIRAC SM SPLICE BAR SERRATED CLR (Order one splice bar whenever two rail segments are joined)	3 WEEKS
303002D	SM SPLICE BAR SERRATED DRK (Dark, Order one splice bar whenever two rail segments are joined )	3 WEEKS
303018C	BND SPLICE BAR SERRATED DRK	3 WEEKS
303018D	UNIRAC BND SPLICE BAR SERRATED DRK - NEW	3 WEEKS
304000C	SM L-FOOT SERRATED W/HDW, CLR	3 WEEKS
304000D	UNIRAC SM L-FOOT SERRATED W/HDW, DRK (Includes S/S bolts and flamge nuts. Lag bolts not included)	3 WEEKS
304001D	UNIRAC L-FOOT SERR W/T-BOLT, DRK - NEW	3 WEEKS
307107M	SM ADJ TILT LEG, 12", W/HDW	3 WEEKS
307115M	SM ADJ TILT LEG, 30", W/HDW	3 WEEKS
307120M	SM ADJ TILT LEG, 44", W/HDW	3 WEEKS
307134M	SM ADJ TILT LEG, 72", W/HDW	3 WEEKS
308001S	UNIRAC SM GROUND CLIP #1, UGC-1 SS, (Weeb clip for Solar Mount Rail)	3 WEEKS
310132C	SM RAIL 132" CLR	3 WEEKS
310168C	SM RAIL 168" CLR	3 WEEKS
310168D	UNIRAC SM RAIL 168" DRK (Dark, single rail)	3 WEEKS
310208C	SM RAIL 208" CLR	3 WEEKS
310240C	SM RAIL 240" CLR	3 WEEKS
310240D	SM RAIL 240" DRK	3 WEEKS
320132M	SM RAIL 132" MILL	3 WEEKS

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320168M	SM RAIL 168" MILL	3 WEEKS
320208M	SM RAIL 208" MILL	3 WEEKS
320240M	SM RAIL 240" MILL	3 WEEKS
310710	RM Ballast Bay 10 Degree	3 WEEKS
310750	RM Module Clip	3 WEEKS
310751	RM Hex Bolt	3 WEEKS
310760	RM ROOF PAD	3 WEEKS
330001C	T-BOLTS&NUTS, 1/4" X 2", CLR	3 WEEKS
330002D	T-BOLTS&NUTS, 1/4" X 2", DRK	3 WEEKS
330003C	T-BOLTS&NUTS, 1/4" X 2.5", CLR	3 WEEKS
330006S	SM SPLICE BAR TEK SCREW	3 WEEKS
330007M	3/8 BOLT/WASHER TO AL STANDOFF	3 WEEKS
330050D	BND T-BOLT&NUT 1/4"X2" DRK SS	3 WEEKS
330050S	BND T-BOLT&NUT 1/4"X2" SS	3 WEEKS
330051D	BND T-BOLT&NUT 1/4"X2.25"DRKSS	3 WEEKS
330051S	BND T-BOLT&NUT 1/4"X2.25" SS	3 WEEKS
330052D	BND T-BOLT&NUT 1/4"X2.5" DRKSS	3 WEEKS
330052S	BND T-BOLT&NUT 1/4"X2.5" SS	3 WEEKS
403200C	ULA BRACE, 2"@ 7 FT,	3 WEEKS
403201C	ULA BRACE, 2"@ 10.5 FT,	3 WEEKS
403202C	ULA BRACE, 2"@ 14 FT,	3 WEEKS
403211C	ULA FRONT CAP, 2", AL	3 WEEKS
403213C	ULA RAIL BRACKET, 2",	3 WEEKS
403214C	ULA REAR CAP, 2", AL	3 WEEKS
403215C	ULA SLIDER, 2", AL	3 WEEKS
403216S	ULA THREADED FOOT, 2", STL	3 WEEKS
410144M	SMHD, RAIL 144" MILL	4 WEEKS
410168M	UNIRAC SMHD Rail 168" Mill (Heavy duty rail, special order)	4 WEEKS
410204M	SMHD RAIL 204" MILL	4 WEEKS
410240M	UNIRAC SMHD Rail 240" Mill (Heavy duty rail, special order)	4 WEEKS

ENPHASE
ENV-120-02 M	Envoy Communication Gateway, 120VAC with WiFi Adapter	4 WEEKS
ET10-208-01	Enphase 208VAC Trunk Cable, Portait @ 1 ( for use w/ Enphase M215) priced per connection	4 WEEKS
ET10-240-01	Enphase 240VAC Trunk Cable, Portait @ 1 ( for use w/ Enphase M215) priced per connection	4 WEEKS
ET17-208-01	Enphase 208VAC Trunk Cable, 1 Connector, Landscape	4 WEEKS
ET17-240-01	Enphase 240VAC Trunk Cable, Landscape @ 1 ( for use w/ Enphase M215) priced per connection	4 WEEKS
ET-DISC-01	Enphase Cable Disconnect Tool (for use w/ Enphase M215)	4 WEEKS
ET-SEAL-01	Enphase Water Tight Cap (for use w/ Enphase M215 Trunk Cable connection)	4 WEEKS
ET-TERM-01	Enphase Branch Terminator (for use w/ Enphase M215 Trunk cable; water proof cable termination cap)	4 WEEKS
M215-60-2LL-S22-IG	Enphase Microinverter; 215W; 240/208VAC; MC Locking Connector W/Integrated Ground	4 WEEKS
M250-60-2LL-S22	Enphase Microinverter; 250W; 240/208VAC; MC Locking Connector	4 WEEKS
RGM-MTR-01	Enphase compatible GE i210+ Revenue Grade Meter (RGM) with integrated ZigBee wireless	4 WEEKS
RGM-RR-01	ZigBee Repeater for RGM (optional)	4 WEEKS
RGM-ZGB-01	ZigBee USB stick for Envoy communication with RGM	4 WEEKS
ENV-S-AM1-120	Envoy S RGM	4 WEEKS
ENV-C250 M	Envoy C	4 WEEKS
XAMI-120	Envoy S RGM + Combiner	4 WEEKS
XAMI-120 + CELLMODEM-01	Envoy S RGM + Combiner + Cellular (5 year data plan)	4 WEEKS

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C250-72-2LN-S2	Microinverter C250 (480)	4 WEEKS

Fronius
4,200,011,800	Fronius GALVO 1.5-1 208-240	2 WEEKS
4,200,012,800	Fronius GALVO 2.0-1 208-240	2 WEEKS
4,200,013,800	Fronius GALVO 2.5-1 208-240	2 WEEKS
4,200,015,800	Fronius GALVO 3.1-1 208-240	2 WEEKS
4,210,064,800	Fronius Primo 3.8-1 208-240	2 WEEKS
4,210,063,800	Fronius Primo 5.0-1 208-240	2 WEEKS
4,210,062,800	Fronius Primo 6.0-1 208-240	2 WEEKS
4,210,061,800	Fronius Primo 7.6-1 208-240	2 WEEKS
4,210,060,800	Fronius Primo 8.2-1 208-240	2 WEEKS
4,210,075,800	Fronius Primo 10.0-1 208-240	2 WEEKS
4,210,076,800	Fronius Primo 11.4-1 208-240	2 WEEKS
4,210,077,800	Fronius Primo 12.5-1 208-240	2 WEEKS
4,210,078,800	Fronius Primo 15.0-1 208-240	2 WEEKS
4,210,075,800	Fronius IG Plus A 10.0-240	2 WEEKS
4,210,076,800	Fronius IG Plus A 11.4-240	2 WEEKS
4,210,050,801	Fronius Symo LITE Version 10.0-3 480V	2 WEEKS
4,210,050,851	Fronius Symo LITE Version 10.0-3 208-240V	2 WEEKS
4,210,051,801	Fronius Symo LITE Version 12.5-3 480V	2 WEEKS
4,210,051,851	Fronius Symo LITE Version 12.0-3 208-240	2 WEEKS
4,210,052,801	Fronius Symo LITE Version 15.0-3 480V	2 WEEKS
4,210,053,801	Fronius Symo LITE Version 17.5-3 480V	2 WEEKS
4,210,054,801	Fronius Symo LITE Version 20.0-3 480V	2 WEEKS
4,210,055,801	Fronius Symo LITE Version 22.7-3 480V	2 WEEKS
4,210,056,801	Fronius Symo LITE Version 24.0-3 480V	2 WEEKS
4,240,021,Z	Fronius Modbus Card Retrofit	2 WEEKS
4,240,027,Z	Datamanager WLAN IG(Plus)US rf	2 WEEKS
4,240,034,Z	Datamanager 2.0 WLAN IG(PI) US	2 WEEKS
4,240,038,Z	Datamanager 2.0 WLAN GalSymPrim	2 WEEKS

Modules
	SolarWorld Sunmodule Plus 280 Mono Blk/Blk	3 WEEKS
	Silfab SLA 255 P	3 WEEKS
	Silfab SLA 260 P	3 WEEKS
	Suniva OPT280-60-4-1B0	3 WEEKS
	LG Mono X Neon-310	3 WEEKS
	LG Mono X Neon-315	3 WEEKS

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